UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

Strategic Education, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-21039	52-1975978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard
Herndon, VA 20171
 (Address of Principal Executive Offices) (Zip Code)

(703) 561-1600
 (Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STRA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02           Results of Operations and Financial Condition.

On April 29, 2020, Strategic Education, Inc. (“SEI”) issued a press release announcing its financial results for the period ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by SEI under the Securities Act of 1933, as amended.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Stockholders on April 28, 2020.  There were 22,207,394 shares of common stock eligible to be voted at the Annual Meeting and 20,939,856 shares were presented by proxy at the meeting which constituted a quorum to conduct business.

There were three proposals submitted to the Company’s stockholders at the Annual Meeting.  All proposals were passed.  The final results of voting on each of the proposals are as follows:

Proposal 1: Elect ten directors to the Board of Directors.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Vote
Robert S. Silberman	19,251,478	949,553	11,770	727,055
J. Kevin Gilligan	19,946,187	244,513	22,102	727,054
Robert R. Grusky	19,525,845	675,109	11,848	727,054
Dr. Charlotte F. Beason	19,770,204	430,880	11,718	727,054
Rita D. Brogley	20,151,835	49,727	11,239	727,055
Dr. John T. Casteen, III	20,123,762	77,205	11,834	727,055
H. James Dallas	20,150,716	49,562	12,523	727,055
Nathaniel C. Fick	20,150,273	49,942	12,587	727,054
Karl McDonnell	20,010,935	189,258	12,609	727,054
G. Thomas Waite, III	19,529,237	670,966	12,599	727,054

Proposal 2: Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstain	Broker Non-Vote
20,074,629	854,686	10,541	0

Proposal 3:  Approval on an advisory basis of the compensation of the named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Vote
19,798,580	393,059	21,164	727,053

Item 9.01.         Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 29, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC EDUCATION, INC.
Date: April 29, 2020

	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer